UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Global

High Yield

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global High Yield Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Global High Yield Bond Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Legg Mason Western Asset Global High Yield Bond Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Legg Mason Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.” Elsewhere, Eurozone GDP growth was 0.8% during the first quarter, compared to a 0.3% expansion in the fourth quarter of 2010. Among the largest emerging market countries, GDP growth was 9.7% in China and 7.8% in India during the first quarter of 2011.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the devastation in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would

Legg Mason Western Asset Global High Yield Bond Fund	V

“maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% and then to 1.50% in July (after the reporting period ended). In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 1.48% over the same time frame.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 4.98% for the six months ended June 30, 2011.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 (prior to the beginning of

VI	Legg Mason Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Class A shares of Legg Mason Western Asset Global High Yield Bond Fund, excluding sales charges, returned 4.53%. The Fund’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged)x, returned 4.78% for the same period. The Lipper High Current Yield Funds Category Average1 returned 4.27% over the same time frame.

Performance Snapshot as of June 30, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Global High Yield Bond Fund:
Class A	4.53%
Class B2	4.24%
Class C	4.32%
Class I	4.75%
Barclays Capital Global High Yield Index (Hedged)	4.78%
Lipper High Current Yield Funds Category Average	4.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2011 for Class A, Class B, Class C and Class I shares were 6.38%, 6.15%, 6.35% and 7.19%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.27%, 1.82%, 1.70% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 29, 2011

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 511 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Western Asset Global High Yield Bond Fund	VII

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as future contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.53%	$1,000.00	$1,045.30	1.30%	$6.59	Class A	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class B	4.24	1,000.00	1,042.40	1.88	9.52	Class B	5.00	1,000.00	1,015.47	1.88	9.39
Class C	4.32	1,000.00	1,043.20	1.70	8.61	Class C	5.00	1,000.00	1,016.36	1.70	8.50
Class I	4.75	1,000.00	1,047.50	0.89	4.52	Class I	5.00	1,000.00	1,020.38	0.89	4.46

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCGHYI	— Barclays Capital Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA GHY	— Legg Mason Western Asset Global High Yield Bond Fund
Non-$	— Non-U.S. Dollar

4	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCGHYI	— Barclays Capital Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA GHY	— Legg Mason Western Asset Global High Yield Bond Fund
Non-$	— Non-U.S. Dollar

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 83.0%
Consumer Discretionary — 15.5%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	$1,698,995	(a)
Europcar Groupe SA, Senior Secured Subordinated Bonds	4.920%	5/15/13	773,000	EUR	1,098,547	(a)(b)
Total Auto Components					2,797,542
Automobiles — 0.2%
Escrow GCB General Motors	7.200%	1/15/49	2,220,000		66,600	(c)
Escrow GCB General Motors	8.375%	7/15/49	4,330,000		129,900	(c)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	750,000		871,622
Total Automobiles					1,068,122
Diversified Consumer Services — 1.4%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,860,000	GBP	2,910,579	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,365,000		1,310,400
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,132,650
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	600,000		602,250	(a)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	365,000		365,000
Total Diversified Consumer Services					7,320,879
Hotels, Restaurants & Leisure — 5.3%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	510,000		473,025
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	80,000		88,700
CCM Merger Inc., Notes	8.000%	8/1/13	650,000		641,875	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		240,975	(a)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,490,000		1,624,100	(a)(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,460,000	(a)
El Pollo Loco Inc.	12.000%	12/28/17	2,050,000		2,050,000	(e)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,010,000		2,020,050
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,148,212
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,022,000		1,006,670	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	620,000		621,550	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,980,000		2,128,500
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	360,000		387,000	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,250,982	(b)

See Notes to Financial Statements.

6	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	6.625%	7/15/15	943,000		$888,777
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	190,000		216,600
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	4,010,000		3,268,150
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,810,000		3,006,700	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,070,000		1,238,525
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,690,000		1,749,150	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	905,000		819,025	(a)(b)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	905,000		91	(c)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	2,635,000		263	(c)(f)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,307,000		1,352,745	(a)
Total Hotels, Restaurants & Leisure					28,681,665
Household Durables — 0.5%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	626,000	GBP	989,629	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	335,000	GBP	529,593	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	330,000		130,350	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,000,000		985,000
Total Household Durables					2,634,572
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,065,000		1,200,787
Media — 5.0%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	1,560,000		1,645,800	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	500,000		529,375
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,610,000		2,375,100	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,195,000		2,891,475	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	1,580,000		1,566,175
CMP Susquehanna Corp.	3.443%	5/15/14	39,000		29,837	(a)(b)(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,535,000		1,663,556
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		401,700	(a)
ITV PLC, Senior Notes	10.000%	6/30/14	740,000	EUR	1,212,626
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,500,000		1,492,500	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,412,011	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		850,260

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	2,790,000		$2,943,450	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	725,517	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,190,000		1,192,975	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,040,000		1,034,800	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,230,000		1,266,900	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	585,000		652,275	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,790,000	EUR	2,673,641	(a)
Total Media					26,559,973
Multiline Retail — 0.7%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,938,000		3,662,340
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	500,000		497,500
American Greetings Corp., Senior Notes	7.375%	6/1/16	135,000		134,325
Edcon Proprietary Ltd., Senior Notes	4.721%	6/15/14	2,320,000	EUR	2,960,626	(a)(b)
Total Specialty Retail					3,592,451
Textiles, Apparel & Luxury Goods — 1.0%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	1,050,000		1,044,750	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		765,900	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	2,250,000		2,126,250	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,275,000		1,447,125
Total Textiles, Apparel & Luxury Goods					5,384,025
Total Consumer Discretionary					82,902,356
Consumer Staples — 1.6%
Food Products — 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,160,000		1,177,400	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	950,000		959,500	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		717,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,260,000		3,471,900	(a)
Total Food Products					6,326,300
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,455,437	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	820,000		795,400
Total Consumer Staples					8,577,137

See Notes to Financial Statements.

8	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 14.1%
Energy Equipment & Services — 2.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,400,000	$1,470,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,215,000	2,325,750	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,460,000	1,463,650
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000	1,460,875	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,250,000	1,325,000
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	80,000	81,200
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,200,000	1,201,500
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,720,000	2,971,600
Total Energy Equipment & Services				12,299,575
Oil, Gas & Consumable Fuels — 11.8%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,540,000	1,543,850	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,100,000	1,262,250
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	480,000	483,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,262,700	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,235,000	2,447,325
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000	653,013
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	150,000	155,250
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,514,750
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,300,000	1,423,500
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	2,654,447	2,548,269	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	560,000	599,200
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,430,000	2,922,075
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	87,000	93,794
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	1,182,150
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,230,000	1,332,854	(b)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	26,316	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,070,000	2,023,425
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	2,010,000	2,301,450	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,490,000	1,629,687	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,363,950	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000	221,550	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,200,000	1,314,000

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,320,000		$1,313,400
MEG Energy Corp., Senior Notes	6.500%	3/15/21	2,000,000		2,017,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000		1,275,750	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000		1,407,000	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	700,000		764,750	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000		3,372,975
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	480,000		511,200	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	341,000		363,165	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	345,000		388,988
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	900,000		962,785
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	750,000		804,085
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,200,000		1,455,000	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	890,000		876,650	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	270,000		255,150	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,120,000		1,265,600
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	700,000		766,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	1,860,000		2,073,900	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,760,000		3,174,000
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	220,000		240,900
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	510,000		555,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,680,000		1,747,200
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	680,000		689,350	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,825,000		1,893,437
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,310,000		2,604,525	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		217,075	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	482,000		555,505	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	290,000		334,225	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,030,000		1,076,350
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,640,000		1,664,600	(a)
Total Oil, Gas & Consumable Fuels					62,932,423
Total Energy					75,231,998
Financials — 8.5%
Capital Markets — 0.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	1,938,821	(a)

See Notes to Financial Statements.

10	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 2.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	980,000		$846,750
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	480,000		492,000	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000		661,500	(a)(b)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,897,399	(b)(g)
HBOS PLC, Subordinated Notes	1.730%	9/1/16	1,555,000	EUR	2,000,452	(b)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	125,000	GBP	175,542	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,180,000		1,202,125
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	880,000		905,300
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,910,000		1,728,550	(b)(g)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		753,423	(b)(g)
Total Commercial Banks					11,663,041
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	760,000		798,000
SLM Corp., Medium-Term Notes	8.000%	3/25/20	410,000		440,956
Total Consumer Finance					1,238,956
Diversified Financial Services — 4.1%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	390,000		446,550	(a)
Boats Investments (Netherlands) BV, Secured Notes	8.710%	12/15/15	2,644,596	EUR	2,857,119	(b)(d)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,773,597	EUR	2,334,073	(a)(d)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,040,000		1,108,900
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	330,000		343,200
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	3,092,135	(b)(g)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	970,000		1,063,363
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	230,000		254,150
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,240,000		3,507,300
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,132,642	EUR	1,798,538	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,300,000		1,334,125
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		479,400	(a)
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	950,000	EUR	1,439,636	(a)(e)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	2,128,140	(a)
Total Diversified Financial Services					22,186,629

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.8%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	620,000		$620,729	(a)(b)(g)
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,374,311	(b)(g)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	1,348,000		1,279,237	(b)(g)
Total Insurance					4,274,277
Real Estate Management & Development — 0.5%
Agile Property Holdings Ltd., Senior Notes	10.000%	11/14/16	1,180,000		1,250,800	(a)
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	1,049,000	GBP	1,708,847	(a)
Total Real Estate Management & Development					2,959,647
Thrifts & Mortgage Finance — 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,380,000		1,390,350	(a)
Total Financials					45,651,721
Health Care — 3.9%
Health Care Equipment & Supplies — 0.9%
Biomet Inc., Senior Notes	10.000%	10/15/17	210,000		229,950
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	770,000		852,775	(d)
Ontex, Senior Notes	9.000%	4/15/19	880,000	EUR	1,202,754	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,970,000	EUR	2,692,529	(a)
Total Health Care Equipment & Supplies					4,978,008
Health Care Providers & Services — 2.3%
American Renal Holdings, Senior Notes	9.750%	3/1/16	2,060,000		2,072,252	(a)(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	910,000		931,613
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,015,000		5,127,837
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,500,000		1,429,999	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	680,000	EUR	1,008,289	(a)
Symbion Inc., Senior Secured Notes	8.000%	6/15/16	270,000		265,275	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	674,000		769,203
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	320,000		331,200	(d)
Total Health Care Providers & Services					11,935,668
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,900,000	EUR	2,865,496	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	907,721	(b)(g)
Total Pharmaceuticals					3,773,217
Total Health Care					20,686,893
Industrials — 12.9%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	740,000		764,050	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,625,000		1,734,687

See Notes to Financial Statements.

12	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Aerospace & Defense — continued
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,530,000		$1,621,800	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	900,000		954,000
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	990,000		1,019,700	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	990,000		1,029,600	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,250,000		1,376,563
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,530,000		1,629,450	(a)
Total Aerospace & Defense					10,129,850
Air Freight & Logistics — 0.4%
TGI International Ltd., Senior Notes	9.500%	10/3/17	1,900,000		2,144,625	(a)
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	910,000		859,950	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	1,850,000	GBP	2,912,995
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		74,126
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	134,165		139,531
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	905,724		903,460
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000		757,500	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	176,565		182,092
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	962,397		977,987
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	417,448		442,495
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	380,000		400,900	(a)
Total Airlines					7,651,036
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	1,133,600		691,496	(a)(c)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		512,500	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,880,000		1,894,100	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		711,750	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	960,000		948,000	(a)
Total Building Products					4,757,846
Commercial Services & Supplies — 1.4%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	570,000	EUR	829,685	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		2,273,525	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,950,000		2,042,625

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,490,000	$1,586,850
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	820,000	820,000
Total Commercial Services & Supplies				7,552,685
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,630,000	1,672,788	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,120,000	1,237,600	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	780,000	779,025	(a)
Total Construction & Engineering				3,689,413
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000	1,740,775	(a)
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	920,000	1,018,900
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,710,000	1,705,725	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	2,040,000	2,045,100	(a)
Total Machinery				3,750,825
Marine — 0.8%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	440,000	435,600	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,860,000	2,831,400
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	880,000	849,200	(a)
Total Marine				4,116,200
Road & Rail — 2.9%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,350,000	2,449,875	(a)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,490,000	1,545,875	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,618,000	2,775,080	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000	1,570,800
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,200,000	1,308,000
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	1,780,000	1,860,100	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	26,000	30,355
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	320,000	344,800
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,220,000	2,272,725	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,549,000	1,707,773
Total Road & Rail				15,865,383

See Notes to Financial Statements.

14	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 1.3%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	$2,565,677	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,280,000		3,312,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		952,200	(a)
Total Transportation					6,830,677
Total Industrials					69,248,215
Information Technology — 1.8%
Electronic Equipment, Instruments & Components — 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,560,000		2,880,000	(a)
IT Services — 0.8%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,214,450		1,238,739	(d)
First Data Corp., Senior Notes	10.550%	9/24/15	12,506		13,038	(d)
First Data Corp., Senior Notes	11.250%	3/31/16	270,000		267,300
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,770,000		2,804,625	(a)
Total IT Services					4,323,702
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	710,000		805,850	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	110,000		119,075	(a)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	1,490,000		1,493,725	(a)
Total Semiconductors & Semiconductor Equipment					2,418,650
Total Information Technology					9,622,352
Materials — 10.6%
Chemicals — 2.2%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,125,000		1,203,750	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,480,000		1,561,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,208,000	EUR	1,861,267	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	605,000		674,575	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,226,457		1,379,764
Solutia Inc., Senior Notes	8.750%	11/1/17	655,000		713,950
Solutia Inc., Senior Notes	7.875%	3/15/20	210,000		225,750
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,999,635	(a)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	970,000		1,008,800	(a)
Total Chemicals					11,628,891
Construction Materials — 0.2%
West China Cement Ltd., Senior Notes	7.500%	1/25/16	1,415,000		1,365,475	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 1.5%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	550,000		$565,125	(a)(d)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	460,000		447,350
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	616,000	EUR	855,327	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,390,000		1,403,900	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	354,000	EUR	495,386	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,440,000		1,353,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,690,000		2,817,775	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	10,000		10,475	(a)(c)
Total Containers & Packaging					7,948,938
Metals & Mining — 5.1%
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,480,000		1,435,600	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		757,925	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		741,913	(a)
Evraz Group SA, Notes	8.250%	11/10/15	180,000		201,038	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,361,700	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		576,250	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	790,000		791,975	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	120,000		123,000	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,477,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,090,000		3,097,725	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,530,000		2,745,050
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,464,750
Southern Copper Corp., Senior Notes	6.750%	4/16/40	220,000		215,118
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,830,000		1,802,550	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	280,000		343,947
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,169,000		1,272,206
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,310,000		2,489,025	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		188,563	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,020,000		3,023,624	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		141,700	(a)
Total Metals & Mining					27,251,034
Paper & Forest Products — 1.6%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	180,000		188,550	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,458,555
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	1,470,000		1,164,975	(a)(c)

See Notes to Financial Statements.

16	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		$1,312,560	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	900,000		947,250	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	615,000		576,562
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	260,000		295,100	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		713,575	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,554,000		784,770	(a)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,370,000		1,226,150	(a)
Total Paper & Forest Products					8,668,047
Total Materials					56,862,385
Telecommunication Services — 8.7%
Diversified Telecommunication Services — 5.2%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		2,807,700	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		333,710	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		203,750
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000		1,514,100	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,010,000		1,075,650	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	990,000		985,050	(a)
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	304,153		307,195	(d)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	1,250,000		1,281,250	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	487,000	EUR	741,534	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	407,000	EUR	604,966	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,489,037
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	2,124,270	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,330,000		1,440,922	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		569,250	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,370,000		2,564,546	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,800,000		1,827,000	(a)
West Corp., Senior Notes	7.875%	1/15/19	2,280,000		2,217,300	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	580,000		659,750	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,900,000		3,023,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	292,304		338,342	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,440,000		1,447,200
Total Diversified Telecommunication Services					27,555,772

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.5%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	760,000		$794,200	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	900,000		957,375
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	2,288,500	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,340,000		2,228,850
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,225,000		5,682,187
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	700,000		752,500
True Move Co., Ltd.	10.750%	12/16/13	1,440,000		1,560,600	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	3,380,000		3,663,075	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	790,000		794,740	(a)
Total Wireless Telecommunication Services					18,722,027
Total Telecommunication Services					46,277,799
Utilities — 5.4%
Electric Utilities — 1.8%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,460,743		1,489,958
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,138,000		1,092,480	(a)
EEB International Ltd.	8.750%	10/31/14	470,000		501,255	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	100,000		106,650	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	630,891		646,663
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,270,000		1,358,900
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	4,530,000		4,473,375	(a)
Total Electric Utilities					9,669,281
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		850,500
Independent Power Producers & Energy Traders — 3.3%
AES Corp., Senior Notes	7.375%	7/1/21	1,100,000		1,117,875	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	300,000		307,500	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000		1,495,313	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	880,000		926,993	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000		756,500
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	1,180,000		1,198,836
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,614,000		2,800,796
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,350,000		1,370,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,960,000		2,089,850	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — continued
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,780,000		$3,817,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,756,848
NRG Energy Inc., Senior Notes	8.500%	6/15/19	145,000		150,800
Total Independent Power Producers & Energy Traders					17,789,361
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000		677,150	(a)
Total Utilities					28,986,292
Total Corporate Bonds & Notes (Cost — $426,646,344)					444,047,148
Collateralized Senior Loans — 2.6%
Consumer Discretionary — 1.0%
Automobiles — 0.0%
Ford Motor Co., Term Loan B1	2.940%	12/16/13	174,711		174,825	(h)
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,800,000		2,972,668	(h)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	600,000		605,625	(h)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	1.000%	5/19/15	1,670,000		1,611,550
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Co., Term Loan	0.000%	2/15/12	1,977,672		0	(c)(e)(f)(h)‡
Total Consumer Discretionary					5,364,668
Industrials — 0.3%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.186-2.246%	3/26/14	982,765		829,085	(h)
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	833,697		833,697	(e)(h)
Total Industrials					1,662,782
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.186%	3/23/18	1,272,473		1,169,829	(h)
First Data Corp., Term Loan B2	2.936%	9/24/14	703,307		652,756	(h)
Total Information Technology					1,822,585
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	861,737	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	19

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	2,329,458		$2,410,989	(h)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	940,000		940,000	(e)
Total Telecommunication Services					3,350,989
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.690-4.768%	10/10/17	1,294,561		1,012,300	(h)
Total Collateralized Senior Loans (Cost — $15,664,090)					14,075,061
Convertible Bonds & Notes — 1.1%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,920,000		3,095,200	(a)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	120,000		120,000	(a)
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,125,000		2,546,875
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		460,000
Total Convertible Bonds & Notes (Cost — $4,736,513)					6,222,075
Sovereign Bonds — 5.6%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	356,000		352,262
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	597,000	BRL	362,164
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	6,734,000	BRL	3,912,960
Total Brazil					4,275,124
India — 0.4%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,030,000		1,981,615	(a)(b)
Indonesia — 0.7%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	425,000		499,375	(a)
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,012,423
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	14,826,000,000	IDR	1,989,853

See Notes to Financial Statements.

20	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		$333,692	(a)
Total Indonesia					3,835,343
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	2,610,000	PEN	1,048,196
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000		243,513	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,049,000		1,119,807	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	2,302,630		2,719,982	(a)
Total Russia					4,083,302
Turkey — 0.2%
Republic of Turkey, Notes	6.750%	5/30/40	260,000		281,450
Republic of Turkey, Senior Notes	7.000%	3/11/19	790,000		912,450
Total Turkey					1,193,900
Venezuela — 2.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	16,523,000		12,887,940	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	325,000		236,437	(a)
Total Venezuela					13,124,377
Total Sovereign Bonds (Cost — $25,625,164)					29,894,119

			Shares
Common Stocks — 2.6%
Consumer Discretionary — 1.5%
Automobiles — 0.1%
General Motors Co.			25,472		773,330	*
Media — 1.4%
Charter Communications Inc., Class A Shares			137,138		7,441,108	*
Citadel Broadcasting Corp., Class A Shares			598		19,943	*
Total Media					7,461,051
Total Consumer Discretionary					8,234,381
Energy — 0.7%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			332,318,017		3,349,101	(c)(e)
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			14,645		375,937	*
Total Energy					3,725,038

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	21

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate		Shares	Value
Industrials — 0.4%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			349	$225,105	(c)(e)
Nortek Inc.			4,275	153,857	*
Total Building Products				378,962
Marine — 0.3%
DeepOcean Group Holding AS			111,638	1,786,208	(e)
Total Industrials				2,165,170
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			10,212	10	*(c)
Total Common Stocks (Cost — $11,389,264)				14,124,599
Convertible Preferred Stocks — 0.9%
Financials — 0.9%
Diversified Financial Services — 0.9%
Bank of America Corp. (Cost — $4,641,392)	7.250%		4,630	4,635,556
Preferred Stocks — 2.6%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		9,048	1	*(a)(b)(c)
Financials — 2.5%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%		60,100	1,511,893	(a)
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		239,750	6,137,600	*(b)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		157,775	4,073,750	(b)
Citigroup Capital XIII	7.875%		56,875	1,579,988	(b)
Total Diversified Financial Services				5,653,738
Total Financials				13,303,231
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.			5,007	475,665	*(a)(b)(e)
Total Preferred Stocks (Cost — $13,606,672)				13,778,897

		Expiration Date	Warrants
Warrants — 0.3%
Buffets Restaurant Holdings		4/28/14	2,639	26	*(c)(e)
Charter Communications Inc.		11/30/14	4,556	54,672	*(e)

See Notes to Financial Statements.

22	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Expiration Date	Warrants	Value
Warrants — continued
CMP Susquehanna Radio Holdings Co.	3/23/19	10,340	$0	*(a)(c)(e)‡
General Motors Co.	7/10/16	23,156	495,539	*
General Motors Co.	7/10/19	23,156	368,875	*
Jack Cooper Holdings Corp.	12/15/17	3,438	326,610	*(e)
Jack Cooper Holdings Corp.	5/6/18	1,123	112,300	*(e)
Nortek Inc.	12/7/14	5,120	40,960	*(c)(e)
SemGroup Corp.	11/30/14	15,416	104,058	*(c)
Total Warrants (Cost — $2,979,714)			1,503,040

		Contracts/ Notional Amount
Purchased Options — 0.2%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50	9/21/11	91,210,000	779,773
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50	9/21/11	28,480,000	243,481
Total Purchased Options (Cost — $1,241,388)			1,023,254
Total Investments — 98.9% (Cost — $506,530,541#)			529,303,749
Other Assets in Excess of Liabilities — 1.1%			5,868,769
Total Net Assets — 100.0%			$535,172,518

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Illiquid security.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	The coupon payment on these securities is currently in default as of June 30, 2011.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

‡	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	23

Legg Mason Western Asset Global High Yield Bond Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Par	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$0.99	28,480,000	$811,330
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/22/11	0.99	91,210,000	2,598,364
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/22/11	1.04	91,210,000	399,298
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	1.04	28,480,000	158,325
Total Written Options (Premiums received — $4,039,863)				$3,967,317

See Notes to Financial Statements.

24	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $506,530,541)	$529,303,749
Foreign currency, at value (Cost — $1,854,738)	1,859,933
Cash	2,307,046
Interest and dividends receivable	10,546,215
Receivable for securities sold	4,610,509
Deposits with brokers for swaption contracts	2,070,000
Unrealized appreciation on forward foreign currency contracts	1,505,119
Receivable for Fund shares sold	657,140
Deposits with brokers for open futures contracts	174,003
Receivable from broker — variation margin on open futures contracts	76,523
Prepaid expenses	42,425
Total Assets	553,152,662

Liabilities:
Payable for securities purchased	9,258,591
Written options, at value (premiums received $4,039,863)	3,967,317
Payable for Fund shares repurchased	3,319,199
Investment management fee payable	377,068
Distributions payable	264,577
Service and/or distribution fees payable	145,218
Unrealized depreciation on forward foreign currency contracts	77,291
Accrued foreign capital gains tax	37,511
Trustees’ fees payable	904
Accrued expenses	532,468
Total Liabilities	17,980,144
Total Net Assets	$535,172,518

Net Assets:
Par value (Note 7)	$739
Paid-in capital in excess of par value	656,825,506
Undistributed net investment income	5,202,858
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(150,796,828)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	23,940,243
Total Net Assets	$535,172,518

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	25

Shares Outstanding:
Class A	44,268,982
Class B	1,918,296
Class C	13,759,811
Class I	13,978,898

Net Asset Value:
Class A (and redemption price)	$7.23
Class B*	$7.26
Class C*	$7.30
Class I (and redemption price)	$7.22
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.55

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$30,935,193
Dividends	546,426
Less: Foreign taxes withheld	(59,308)
Total Investment Income	31,422,311

Expenses:
Investment management fee (Note 2)	2,882,960
Service and/or distribution fees (Notes 2 and 5)	1,083,279
Transfer agent fees (Note 5)	564,630
Fund accounting fees	39,711
Registration fees	38,862
Legal fees	31,638
Custody fees	30,059
Shareholder reports	28,964
Audit and tax	26,927
Insurance	8,592
Trustees’ fees	6,951
Miscellaneous expenses	3,495
Total Expenses	4,746,068
Net Investment Income	26,676,243

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	29,080,962
Futures contracts	(271,448)
Foreign currency transactions	(5,877,405)
Net Realized Gain	22,932,109
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,881,240)
Futures contracts	(676,250)
Written options	72,546
Foreign currencies	(1,640,694)
Change in Net Unrealized Appreciation (Depreciation)	(12,125,638)
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	10,806,471
Increase in Net Assets from Operations	$37,482,714

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$26,676,243	$67,802,751
Net realized gain	22,932,109	23,188,780
Change in net unrealized appreciation (depreciation)	(12,125,638)	14,880,458
Increase in Net Assets From Operations	37,482,714	105,871,989

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(27,292,087)	(68,066,721)
Decrease in Net Assets From Distributions to Shareholders	(27,292,087)	(68,066,721)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	94,243,530	273,529,095
Reinvestment of distributions	24,363,938	62,869,962
Cost of shares repurchased	(396,302,032)	(376,884,111)
Decrease in Net Assets From Fund Share Transactions	(277,694,564)	(40,485,054)
Decrease in Net Assets	(267,503,937)	(2,679,786)

Net Assets:
Beginning of period	802,676,455	805,356,241
End of period*	$535,172,518	$802,676,455
* Includes undistributed net investment income of:	$5,202,858	$5,818,702

See Notes to Financial Statements.

28	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$7.18	$6.81	$4.90	$7.92	$8.54	$8.36

Income (loss) from operations:
Net investment income	0.27	0.60	0.69	0.67	0.61	0.58
Net realized and unrealized gain (loss)	0.05	0.37	1.91	(3.01)	(0.61)	0.21
Total income (loss) from operations	0.32	0.97	2.60	(2.34)	—	0.79

Less distributions from:
Net investment income	(0.27)	(0.60)	(0.69)	(0.68)	(0.62)	(0.61)
Total distributions	(0.27)	(0.60)	(0.69)	(0.68)	(0.62)	(0.61)

Net asset value, end of period	$7.23	$7.18	$6.81	$4.90	$7.92	$8.54
Total return[4]	4.53%	14.91%	56.50%	(31.37)%	(0.08)%	9.90%

Net assets, end of period (000s)	$319,850	$603,261	$611,139	$317,370	$594,940	$701,540

Ratios to average net assets:
Gross expenses	1.30%[5]	1.27%	1.19%	1.29%	1.34%	1.21%[6]
Net expenses[7]	1.30 [5]	1.27	1.19	1.29	1.34	1.21 [6,8]
Net investment income	7.42 [5]	8.62	11.76	9.67	7.27	7.01

Portfolio turnover rate	51%	95%	77%	52%	64%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$7.21	$6.84	$4.92	$7.99	$8.59	$8.40

Income (loss) from operations:
Net investment income	0.25	0.57	0.67	0.65	0.59	0.53
Net realized and unrealized gain (loss)	0.06	0.37	1.91	(3.03)	(0.61)	0.21
Total income (loss) from operations	0.31	0.94	2.58	(2.38)	(0.02)	0.74

Less distributions from:
Net investment income	(0.26)	(0.57)	(0.66)	(0.69)	(0.58)	(0.55)
Total distributions	(0.26)	(0.57)	(0.66)	(0.69)	(0.58)	(0.55)

Net asset value, end of period	$7.26	$7.21	$6.84	$4.92	$7.99	$8.59
Total return[4]	4.24%	14.26%	55.77%	(31.64)%	(0.37)%	9.17%

Net assets, end of period (000s)	$13,928	$15,271	$28,912	$27,105	$65,425	$98,450

Ratios to average net assets:
Gross expenses	1.88%[5]	1.80%	1.72%	1.70%	1.64%	1.99%[6]
Net expenses[7]	1.88 [5]	1.80	1.72	1.70	1.64	1.99 [6,8]
Net investment income	6.85 [5]	8.13	11.49	9.18	6.94	6.25

Portfolio turnover rate	51%	95%	77%	52%	64%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.98%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$7.25	$6.88	$4.95	$8.00	$8.63	$8.44

Income (loss) from operations:
Net investment income	0.26	0.58	0.68	0.65	0.59	0.55
Net realized and unrealized gain (loss)	0.05	0.37	1.92	(3.04)	(0.62)	0.22
Total income (loss) from operations	0.31	0.95	2.60	(2.39)	(0.03)	0.77

Less distributions from:
Net investment income	(0.26)	(0.58)	(0.67)	(0.66)	(0.60)	(0.58)
Total distributions	(0.26)	(0.58)	(0.67)	(0.66)	(0.60)	(0.58)

Net asset value, end of period	$7.30	$7.25	$6.88	$4.95	$8.00	$8.63
Total return[4]	4.32%	14.37%	55.82%	(31.62)%	(0.48)%	9.46%

Net assets, end of period (000s)	$100,477	$100,668	$88,948	$58,041	$122,595	$177,338

Ratios to average net assets:
Gross expenses	1.70%[5]	1.69%	1.65%	1.67%	1.69%	1.71%[6]
Net expenses[7]	1.70 [5]	1.69	1.65	1.67	1.69	1.71 [6,8]
Net investment income	7.02 [5]	8.18	11.44	9.26	6.89	6.53

Portfolio turnover rate	51%	95%	77%	52%	64%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.69%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$7.17	$6.81	$4.90	$7.91	$8.53	$8.35

Income (loss) from operations:
Net investment income	0.28	0.63	0.72	0.70	0.64	0.61
Net realized and unrealized gain (loss)	0.06	0.36	1.90	(3.00)	(0.60)	0.21
Total income (loss) from operations	0.34	0.99	2.62	(2.30)	0.04	0.82

Less distributions from:
Net investment income	(0.29)	(0.63)	(0.71)	(0.71)	(0.66)	(0.64)
Total distributions	(0.29)	(0.63)	(0.71)	(0.71)	(0.66)	(0.64)

Net asset value, end of period	$7.22	$7.17	$6.81	$4.90	$7.91	$8.53
Total return[4]	4.75%	15.20%	57.05%	(30.98)%	0.39%	10.29%

Net assets, end of period (000s)	$100,918	$83,476	$76,357	$65,226	$103,792	$215,963

Ratios to average net assets:
Gross expenses	0.89%[5]	0.87%	0.85%	0.86%	0.86%	0.86%[6]
Net expenses[7]	0.89 [5,8]	0.87 [8]	0.85 [8]	0.86	0.86	0.85 [6,9]
Net investment income	7.84 [5]	9.00	12.42	10.19	7.63	7.35

Portfolio turnover rate	51%	95%	77%	52%	64%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	33

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$439,222,068	$4,825,080	$444,047,148
Collateralized senior loans	—	11,439,627	2,635,434	14,075,061
Convertible bonds & notes	—	6,222,075	—	6,222,075
Sovereign bonds	—	29,894,119	—	29,894,119
Common stocks	$8,764,185	—	5,360,414	14,124,599
Convertible preferred stocks	4,635,556	—	—	4,635,556
Preferred stocks	11,791,338	1,511,894	475,665	13,778,897
Warrants	968,472	—	534,568	1,503,040
Purchased options	—	1,023,254	—	1,023,254
Total investments	$26,159,551	$489,313,037	$13,831,161	$529,303,749
Other financial instruments:
Forward foreign currency contracts	—	1,505,119	—	1,505,119
Total	$26,159,551	$490,818,156	$13,831,161	$530,808,868

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$3,967,317	—	$3,967,317
Futures contracts	$321,149	—	—	321,149
Forward foreign currency contracts	—	77,291	—	77,291
Total	$321,149	$4,044,608	—	$4,365,757

†	See Schedule of Investments for additional detailed categorizations.

34	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Common Stock	Preferred Stocks	Warrants	Total
Balance as of December 31, 2010	$3,347,686	$3,268,300	$157,067	$1	$121,823	$6,894,877
Accrued premiums/discounts	2,385	4,793	—	—	—	7,178
Realized gain (loss)[1]	75,900	(2,999,133)	—	—	(11)	(2,923,244)
Change in unrealized appreciation (depreciation)[2]	259,596	2,946,754	(330,853)	36,351	296,687	3,208,535
Net purchases (sales)	1,169,350	(585,280)	5,534,200	439,314	61,397	6,618,981
Transfers into Level 3	—	—	—	—	54,672	54,672
Transfers out of Level 3	(29,837)	—	—	(1)	—	(29,838)
Balance as of June 30, 2011	$4,825,080	$2,635,434	$5,360,414	$475,665	$534,568	$13,831,161
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[2]	$257,401	$866,467	$(330,853)	$36,351	$296,687	$1,126,053

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	35

option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a

36	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	37

treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as a realized gains or losses in the Statement of Operations.

At June 30, 2011, the Fund had no open swap agreements.

38	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	39

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

40	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $4,044,608. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

As of June 30, 2011, the Fund had posted with its counterparties cash as collateral to cover the net liability of these derivatives amounting to $2,070,000 which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	41

in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of June 30, 2011, there were $37,511 of deferred capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

42	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the six months ended June 30, 2011, LMIS and its affiliates received sales charges of approximately $24,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$22,000	$16,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	43

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$357,087,334
Sales	403,099,122

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$39,920,372
Gross unrealized depreciation	(17,147,164)
Net unrealized appreciation	$22,773,208

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury Ultra Long-term Bonds	75	9/11	$9,551,166	$9,468,750	$(82,416)
Contracts to Sell:
U.S. Treasury 5-Year Notes	305	9/11	$36,115,837	$36,354,570	(238,733)
Net unrealized loss on open futures contracts					$(321,149)

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	239,380,000	$4,039,863
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding June 30, 2011	239,380,000	$4,039,863

At June 30 , 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	BNP Paribas	863,767	$1,385,556	8/18/11	$(40,325)
Euro	Goldman Sachs	2,000,000	2,896,734	8/18/11	28,734
Euro	JP Morgan Chase	550,000	796,602	8/18/11	1,606
Euro	UBS AG	5,400,000	7,821,183	8/18/11	220,143
Euro	UBS AG	2,000,000	2,896,734	8/18/11	58,154
					$268,312

44	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank N.A.	7,472,252	$11,986,127	8/18/11	$356,987
British Pound	JP Morgan Chase	979,681	1,571,491	8/18/11	31,825
British Pound	UBS AG	1,300,000	2,085,310	8/18/11	7,209
British Pound	UBS AG	3,446,305	5,528,165	8/18/11	116,744
Euro	BNP Paribas	3,045,386	4,410,837	8/18/11	103,710
Euro	Citibank N.A.	1,700,000	2,462,224	8/18/11	18,439
Euro	Citibank N.A.	4,124,770	5,974,182	8/18/11	148,153
Euro	Goldman Sachs	10,539,269	15,264,731	8/18/11	358,365
Euro	JP Morgan Chase	1,325,000	1,919,087	8/18/11	(26,549)
Euro	UBS AG	900,000	1,303,530	8/18/11	14,285
Euro	UBS AG	1,000,000	1,448,367	8/18/11	(10,417)
Euro	UBS AG	24,081,205	34,878,428	8/18/11	40,765
					1,159,516
Net unrealized gain on open forward foreign currency contracts					$1,427,828

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	—	$1,023,254	$1,023,254
Forward foreign currency contracts	$1,505,119	—	1,505,119
Total	$1,505,119	$1,023,254	$2,528,373

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$3,967,317	$3,967,317
Futures contracts[3]	$321,149	—	—	321,149
Forward foreign currency contracts	—	$77,291	—	77,291
Total	$321,149	$77,291	$3,967,317	$4,365,757

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	45

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30 , 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(271,448)	—	$(271,448)
Forward foreign currency contracts	—	$(6,138,641)	(6,138,641)
Total	$(271,448)	$(6,138,641)	$(6,410,089)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$(218,134)	$(218,134)
Written options	—	—	72,546	72,546
Futures contracts	$(676,250)	—	—	(676,250)
Forward foreign currency contracts	—	$(1,665,489)	—	(1,665,489)
Total	$(676,250)	$(1,665,489)	$(145,588)	$(2,487,327)

During the six months ended June 30 , 2011, the volume of derivative activity for Fund was as follows:

Average Market Value
Futures contracts (to buy)	$9,413,505
Futures contracts (to sell)	36,018,934
Written options	1,155,006
Purchased options	306,054
Forward foreign currency contracts (to buy)	17,205,357
Forward foreign currency contracts (to sell)	114,321,216

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

46	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$642,572	$486,895
Class B	55,136	19,641
Class C	385,571	46,964
Class I	—	11,130
Total	$1,083,279	$564,630

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$19,534,519	$51,638,905
Class B	514,505	1,625,891
Class C	3,685,863	7,740,376
Class I	3,557,200	7,061,549
Total	$27,292,087	$68,066,721

7. Shares of beneficial interest

At June 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,632,045	$63,185,027	33,021,181	$230,550,018
Shares issued on reinvestment	2,372,702	17,358,037	6,929,596	48,426,823
Shares repurchased	(50,800,154)	(373,167,633)	(45,569,517)	(314,752,542)
Net decrease	(39,795,407)	$(292,624,569)	(5,618,740)	$(35,775,701)

Class B
Shares sold	220,046	$1,613,445	634,135	$4,455,783
Shares issued on reinvestment	64,150	471,787	200,078	1,401,474
Shares repurchased	(483,397)	(3,556,680)	(2,940,990)	(20,555,692)
Net decrease	(199,201)	$(1,471,448)	(2,106,777)	$(14,698,435)

Class C
Shares sold	1,076,502	$7,957,219	3,072,541	$21,784,566
Shares issued on reinvestment	424,038	3,136,378	882,788	6,235,763
Shares repurchased	(1,620,198)	(11,954,808)	(2,997,972)	(21,009,338)
Net increase (decrease)	(119,658)	$(861,211)	957,357	$7,010,991

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	47

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,914,890	$21,487,839	2,398,103	$16,738,728
Shares issued on reinvestment	464,632	3,397,736	974,571	6,805,902
Shares repurchased	(1,041,318)	(7,622,911)	(2,951,816)	(20,566,539)
Net increase	2,338,204	$17,262,664	420,858	$2,978,091

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended June 30, 2011, the Fund had redemptions-in-kind which total proceeds in the amount of $228,376,381. The net realized gains on these redemptions-in-kind amounted to $11,069,315, which were not realized by the Fund for tax purposes.

9. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $171,224,411, of which $60,064,174 expires in 2016, $104,311,063 expires in 2017 and $6,849,174 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft

48	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report	49

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is

50	Legg Mason Western Asset Global High Yield Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answers will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of The Putative Class claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ended December 31, 2011.

Legg Mason Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010130 8/11 SR11-1459

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 30, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	August 30, 2011